UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2018

USA Compression Partners, LP

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35779	75-2771546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Congress Avenue Suite 450 Austin, TX (Address of Principal Executive Offices)	78701 (Zip Code)

Registrant’s telephone number, including area code: (512) 473-2662

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01.     OTHER EVENTS.

On March 23, 2018, USA Compression Partners, LP (the “Partnership”) and its wholly owned subsidiary, USA Compression Finance Corp. (“Finance Corp” and together with the Partnership, the “Issuers”), co-issued a private placement of $725.0 million aggregate principal amount of 6.875% senior notes due 2026 (the “Senior Notes”), which are guaranteed jointly and severally, on a senior unsecured basis, by the Partnership’s existing subsidiaries other than Finance Corp (the “Guarantors”).  In connection with the private placement of the Senior Notes, the Partnership and the Guarantors entered into a registration rights agreement with the initial purchasers of the Senior Notes obligating the Partnership and the Guarantors to file an exchange registration statement (the “Registration Statement”) with the Securities and Exchange Commission to exchange the Senior Notes and related guarantees for registered notes and guarantees having substantially the same terms as the Senior Notes (the “Exchange Offer”). In connection with the Exchange Offer, the Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. The Partnership is filing on this Current Report on Form 8-K (this “Current Report”) certain financial information required to be included in or incorporated by reference into the Registration Statement by Rule 3-10 of Regulation S-X.

Pursuant to Rule 3-10 of Regulation S-X, the Partnership is filing (i) as Exhibit 99.1 to this Current Report the audited combined financial statements of the CDM Compression Business (“CDM”), the predecessor of the Partnership for financial reporting purposes, as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015,  previously included as Exhibit 99.1 to its Current Report on Form 8-K/A filed on June 11, 2018 (the “8-K/A”), which herein include new disclosures, primarily subsequent events, in Note 1, Note 2, Note 6, Note 8, Note 9 and Note 10 to CDM’s combined financial statements, and (ii) as Exhibit 99.2 to this Current Report the unaudited pro forma condensed consolidated statements of operations of the Partnership and CDM for the year ended December 31, 2017 and for the six months ended June 30, 2018. The information in this Current Report is not an amendment to the 8-K/A and is not a restatement of the financial information included therein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1	Audited combined financial statements and related notes of CDM as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

99.2	Unaudited pro forma condensed consolidated statements of operations of the Partnership and CDM for the year ended December 31, 2017 and for the six months ended June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA COMPRESSION PARTNERS, LP

By:	USA Compression GP, LLC,
its General Partner

	By:	/s/ Christopher W. Porter
Christopher W. Porter
Vice President, General Counsel and Secretary

Dated November 2, 2018